October 14, 2021

ULTIMUS MANAGERS TRUST

US Value ETF

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated September 2, 2021

This supplement updates certain information contained in the Prospectus and SAI of the US Value ETF (the “Fund”), a series of Ultimus Managers Trust (the “Trust”). For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund at 1-833-Valu-ETF (1-833-825-8383) or by visiting the Fund’s website www.usvalueetf.com.

Effective September 15, 2021, Daniel DeSerio became the Portfolio Manager of the Fund.

Therefore, this supplement updates certain information in the Prospectus and SAI of the Fund as set forth below.

The following changes are made to the Prospectus in the section entitled “RISK/RETURN SUMMARY - MANAGEMENT OF THE FUND.

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager” on page 5 of the Prospectus:

Dan DeSerio, Director of Operations & Trading of Lyrical Asset Management, LP (“LAM”), has been the Fund’s portfolio manager since September 15, 2021.

The following changes to the Prospectus are made in the section entitled “FUND MANAGEMENT”.

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager” on pages 16-17 of the Prospectus:

Portfolio Manager

Dan DeSerio joined the Adviser in January 2008 serving various roles through the company’s growth. Mr. DeSerio is currently the Director of Operations & Trading at the Adviser in addition to his role as the U.S. Value ETF Portfolio Manager.  In that capacity he has been the principal architect of the Adviser’s trading systems. Prior to his employment with the Adviser, Mr. DeSerio served as an associate at PricewaterhouseCoopers from September 2006 to December 2007. Mr. DeSerio graduated from The College of New Jersey and has holds the Chartered Financial Analyst designation.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts that the Portfolio Manager manages and the Portfolio Manager’s ownership of Fund shares.

The following changes to the SAI are made in the section entitled “INVESTMENT ADVISER”.

The following disclosure replaces, in its entirety, the introductory sentence in the subsection entitled “Portfolio Manager” and the portfolio manager table in the subsection entitled “Portfolio Manager – Other Accounts Managed by Portfolio Manager” on pages 33-34 of the SAI:

Portfolio Manager

The Fund is managed by Daniel DeSerio (the “Portfolio Manager”), who has responsibility for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by Portfolio Manager

In addition to the Fund, the Portfolio Manager can be responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of September 30, 2021.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Daniel DeSerio	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager – Conflicts of Interest” on page 34 of the SAI:

The Portfolio Manager does not currently manage other pooled vehicles or accounts (the ”Other Accounts), therefore there are presently no conflicts related to his management of other accounts. A potential conflict of interest may arise as a result of the Portfolio Manager’s knowledge and involvement in trade execution for other pooled vehicles and accounts managed by other managers employed by the Adviser. In his role as Director of Trading and Operations, this Portfolio Manager knows the size and timing of trades for the Fund and the Other Accounts and may be able to predict the market impact of Fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager – Compensation” on page 34 of the SAI:

Compensation

Daniel DeSerio receives a salary as well as a discretionary bonus, part of which is generally deferred for up to three years, from the Adviser.

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager - Ownership of Fund Shares” on pages 34-35 of the SAI:

Ownership of Fund Shares

The table below shows the value of shares of the Fund beneficially owned by the Portfolio Manager of the Fund as of September 30, 2021 stated as one of the following ranges: A = none; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = $100,001 - $500,000; F = $500,001 - $1,000,000; and G = over $1,000,000.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Daniel DeSerio	none

Investors Should Retain this Supplement for Future Reference